As filed with the Securities and Exchange Commission on July 28, 2006
Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Peabody Energy Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1221	13-4004153
(State or Other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)
701 Market Street
St. Louis, Missouri 63101-1826
(314) 342-3400
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Jeffery L. Klinger, Esq.
Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101-1826
(314) 342-3400
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

With a Copy to:
Risë B. Norman, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

     Approximate date of commencement of proposed sale of the Securities to the public: From time to time after the registration statement becomes effective.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☑
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.☑
     If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
CALCULATION OF REGISTRATION FEE

Proposed Maximum
		Aggregate Offering	Proposed Maximum
Title of Each Class of	Amount to be	Price per	Aggregate	Amount of
Securities to be Registered	Registered(1)(2)	Security(1)(2)	Offering Price(1)	Registration Fee(3)
Debt Securities of Peabody Energy Corporation
Guarantees of Debt Securities by Subsidiary Guarantors
Preferred Stock, par value $0.01 per share
Common Stock, par value $0.01 per share
Preferred Stock Purchase Rights(4)
Warrants
Units(5)

(1)	Not applicable pursuant to Form S-3 General Instruction II(E). An indeterminate aggregate initial offering price or number of the securities of each identified class (the “Securities”) is being registered as may from time to time be issued at indeterminate prices.

(2)	Includes such indeterminate amounts of Securities as may be issued upon exercise, conversion, or exchange of any Securities that provide for that issuance. Also includes such indeterminate amounts of Securities as may be issued in units. Separate consideration may or may not be received for any of these Securities.

(3)	Pursuant to Rules 456(b) and 457(r), the Registrants elect to defer payment of all of the registration fees, except for $353,100, which has already been paid with respect to $3,000,000,000 aggregate initial offering price of securities of the Registrants previously registered and remaining unissued under the Registration Statement on Form S-3 (No. 333-124749) of the Registrants filed on May 9, 2005. Pursuant to Rule 457(p), such unutilized filing fee paid with respect to Registration Statement No. 333-124749 will be used to offset the registration fee payable with respect to the first $3,000,000,000 aggregate initial offering price of Securities offered with respect to this Registration Statement. Any additional registration fees will be paid subsequently in advance or on a pay-as-you-go basis.

(4)	The preferred stock purchase rights initially will trade together with the common stock. The value attributable to the preferred stock purchase rights, if any, is reflected in the offering price of the common stock.

(5)	Each Unit consists of any combination of two or more of the securities being registered hereby.

TABLE OF ADDITIONAL REGISTRANTS

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Affinity Mining Company	West Virginia	25-1207512	202 Laidley Tower P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
American Land Development, LLC	Delaware	20-3405570	701 Market Street St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Illinois, LLC	Delaware	43-1898527	701 Market Street Suite 974 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Indiana, LLC	Delaware	20-2514299	701 Market Street Suite 737 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Kentucky, LLC	Delaware	20-0766113	701 Market Street Suite 719 St. Louis, MO 63101 (314) 342-3400
Appalachia Mine Services, LLC	Delaware	20-1680233	202 Laidley Tower P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Arclar Company, LLC	Indiana	31-1566354	420 Long Lane Road Equality, IL 62934 (618) 273-4314
Arid Operations Inc.	Delaware	84-1199578	14062 Denver West Parkway Suite 110 Golden, CO 80401-3301 (760) 337-5552
Beaver Dam Coal Company	Delaware	61-0129825	701 Market Street Suite 725 St. Louis, MO 63101 (314) 342-3400
Big Ridge, Inc.	Illinois	37-1126950	420 Long Lane Road Equality, IL 62934 (618) 273-4314
Big Sky Coal Company	Delaware	81-0476071	P.O. Box 97 Colstrip, MT 59323 (406) 748-5750
Black Beauty Coal Company	Indiana	35-1799736	P.O. Box 312 Evansville, IN 47702 (812) 424-9000
Black Beauty Equipment Company	Indiana	35-1975683	7100 Eagle Crest Blvd. Evansville, IN 47715 (812) 434-8500
Black Beauty Holding Company, LLC	Delaware	73-1663373	701 Market Street Suite 703 St. Louis, MO 63101 (314) 342-3400
Black Beauty Resources, LLC	Indiana	35-1471083	7100 Eagle Crest Blvd. Evansville, IN 47715 (812) 434-8500
Black Hills Mining Company, LLC	Illinois	32-0049741	701 Market Street, Suite 779 St. Louis, MO 63101 (314) 342-3400
Black Stallion Coal Company, LLC	Delaware	20-0657792	701 Market Street, Suite 778 St. Louis, MO 63101 (314) 342-3400
Black Walnut Coal Company	Delaware	68-0541705	701 Market Street Suite 777 St. Louis, MO 63101 (314) 342-3400
Bluegrass Mine Services, LLC	Delaware	43-1540253	701 Market Street Suite 710 St. Louis, MO 63101 (314) 342-3400
BTU Empire Corporation	Delaware	74-1869420	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400
BTU Western Resources, Inc.	Delaware	20-1019486	701 Market Street Suite 735 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Caballo Coal Company	Delaware	83-0309633	1013 Boxelder Caller Box 3037 Gillette, WY 82717 (307) 687-6900
Central States Coal Reserves of Illinois, LLC	Delaware	43-1869432	701 Market Street Suite 973 St. Louis, MO 63101 (314) 342-3400
Central States Coal Reserves of Indiana, LLC	Delaware	20-3960696	701 Market Street Suite 983 St. Louis, MO 63101 (314) 342-3400
Central States Coal Reserves of Kentucky, LLC	Delaware	20-3960681	701 Market Street Suite 962 St. Louis, MO 63101 (314) 342-3400
Charles Coal Company, LLC	Delaware	04-2698757	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Cleaton Coal Company	Delaware	43-1887526	701 Market Street Suite 705 St. Louis, MO 63101 (314) 342-3400
Coal Properties, LLC	Delaware	04-2702708	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Coal Reserve Holding Limited Liability Company No. 1	Delaware	43-1922737	701 Market Street Suite 960 St. Louis, MO 63101 (314) 342-3400
Coal Reserve Holding Limited Liability Company No. 2	Delaware	43-1922735	701 Market Street Suite 961 St. Louis, MO 63101 (314) 342-3400
COALSALES, LLC	Delaware	20-1759740	701 Market Street Suite 831 St. Louis, MO 63101 (314) 342-3400
COALSALES II, LLC	Delaware	43-1610419	701 Market Street Suite 830 St. Louis, MO 63101 (314) 342-3400
COALTRADE International, LLC	Delaware	20-1435716	701 Market Street Suite 836 St. Louis, MO 63101 (314) 342-3400
COALTRADE, LLC	Delaware	43-1666743	701 Market Street Suite 835 St. Louis, MO 63101 (314) 342-3400
Colony Bay Coal Company	West Virginia	55-0604613	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Colorado Coal Resources, LLC	Delaware	20-2561644	701 Market Street Suite 832 St. Louis, MO 63101 (314) 342-3400
Colorado Yampa Coal Company	Delaware	95-3761211	701 Market Street Suite 732 St. Louis, MO 63101 (314) 342-3400
Cook Mountain Coal Company, LLC	Delaware	55-0732291	202 Laidley Tower P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Cottonwood Land Company	Delaware	43-1721982	701 Market Street Suite 972 St. Louis, MO 63101 (314) 342-3400
Coulterville Coal Company, LLC	Delaware	20-0217834	701 Market Street Suite 723 St. Louis, MO 63101 (314) 342-3400
Cyprus Creek Land Company	Delaware	73-1625890	701 Market Street Suite 772 St. Louis, MO 63101 (314) 342-3400
Cyprus Creek Land Resources, LLC	Delaware	75-3058264	701 Market Street Suite 775 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Dixon Mining Company, LLC	Kentucky	62-1872287	435 Davis Mine Road Sturgis, KY 42459 (270) 333-5002
Dodge Hill Holding JV, LLC	Delaware	05-0575436	435 Davis Mine Road Sturgis, KY 42459 (270) 333-5002
Dodge Hill Mining Company, LLC	Kentucky	61-1378899	435 Davis Mine Road Sturgis, KY 42459 (270) 333-5002
Dodge Hill of Kentucky, LLC	Delaware	02-0697247	435 Davis Mine Road Sturgis, KY 42459 (270) 333-5002
Dyson Creek Coal Company, LLC	Delaware	43-1898526	701 Market Street Suite 952 St. Louis, MO 63101 (314) 342-3400
EACC Camps, Inc.	West Virginia	25-0600150	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Eastern Associated Coal, LLC	West Virginia	25-1125516	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Eastern Coal Company, LLC	Delaware	20-4099004	701 Market Street Suite 912 St. Louis, MO 63101 (314) 342-3400
Eastern Royalty Corp.	Delaware	04-2698759	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Falcon Coal Company	Indiana	35-2006760	7100 Eagle Crest Blvd. Evansville, IN 47715 (812) 434-8500
Fort Energy, LLC	Delaware	20-4623308	701 Market Street St. Louis, MO 63101 (314) 342-3400
Gallo Finance Company	Delaware	43-1823616	701 Market Street Suite 713 St. Louis, MO 63101 (314) 342-3400
Gold Fields Chile, LLC	Delaware	13-3004607	14062 Denver West Parkway Suite 110 Golden, CO 63102 (303) 271-3600
Gold Fields Mining, LLC	Delaware	36-2079582	14062 Denver West Parkway Suite 110 Golden, CO 63102 (303) 271-3600
Gold Fields Ortiz, LLC	Delaware	22-2204381	14062 Denver West Parkway Suite 110 Denver, CO 80401 (303) 271-3600
Grand Eagle Mining, Inc.	Kentucky	61-1250622	19070 Highway 1078 South Henderson, KY 42420 (502) 546-7926
Hayden Gulch Terminal, Inc.	Delaware	86-0719481	701 Market Street Suite 714 St. Louis, MO 63101 (314) 342-3400
Highland Mining Company, LLC	Delaware	43-1869675	701 Market Street Suite 724 St. Louis, MO 63101 (314) 342-3400
Highwall Mining Services Company	Delaware	20-0010659	701 Market Street Suite 805 St. Louis, MO 63101 (314) 342-3400
Hillside Mining Company	West Virginia	55-0695451	202 Laidley Tower Charleston, WV 25324 (304) 340-1830
HMC Mining, LLC	Delaware	43-1875853	701 Market Street Suite 911 St. Louis, MO 63101 (314) 342-3400
Independence Material Handling, LLC	Delaware	43-1750064	701 Market Street Suite 840 St. Louis, MO 63101 (314) 342-3400
Indian Hill Company	Delaware	20-0066123	701 Market Street Suite 706 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Interior Holdings, LLC	Delaware	43-1700075	701 Market Street St. Louis, MO 63101 (314) 342-3400
James River Coal Terminal, LLC	Delaware	55-0643770	701 Market Street, Suite 702 St. Louis, MO 63101 (314) 342-3400
Jarrell’s Branch Coal Company	Delaware	73-1625894	701 Market Street Suite 774 St. Louis, MO 63101 (314) 342-3400
Juniper Coal Company	Delaware	43-1744675	701 Market Street, Suite 716 St. Louis, MO 63101-1826 (314) 342-3400
Kanawha River Ventures I, LLC	West Virginia	20-0089445	P.O. Box 1233 Charleston, WV 25324 (304) 344-0300
Kayenta Mobile Home Park, Inc.	Delaware	86-0773596	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201
Logan Fork Coal Company	Delaware	73-1625895	701 Market Street Suite 773 St. Louis, MO 63101 (314) 342-3400
Martinka Coal Company, LLC	Delaware	55-0716084	202 Laidley Tower, P.O. Box 815 Charleston, WV 25324-0004 (304) 344-0300
Midco Supply and Equipment Corporation	Illinois	43-6042249	P.O. Box 14542 St. Louis, MO 63178 (314) 342-3400
Midwest Coal Acquisition Corp.	Delaware	20-0217640	701 Market Street Suite 722 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Reserves of Illinois, LLC	Delaware	20-3960648	701 Market Street Suite 964 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Reserves of Indiana, LLC	Delaware	20-3405958	701 Market Street Suite 963 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Resources, LLC	Delaware	20-3405619	701 Market Street St. Louis, MO 63101 (314) 342-3400
Mountain View Coal Company, LLC	Delaware	25-1474206	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324-0004 (304) 344-0300
Mustang Energy Company, L.L.C.	Delaware	43-1898532	701 Market Street Suite 953 St. Louis, MO 63101 (314) 342-3400
New Mexico Coal Resources, LLC	Delaware	20-3405643	701 Market Street St. Louis, MO 63101 (314) 342-3400
North Page Coal Corp.	West Virginia	31-1210133	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25334-0004 (304) 344-0300
Ohio County Coal Company	Kentucky	61-1176239	19070 Highway 1078 South Henderson, KY 42420 (502) 546-9430
Patriot Coal Company, L.P.	Delaware	61-1258748	19070 Highway 1078 South Henderson, KY 42420 (502) 546-9430
Patriot Midwest Holdings, LLC	Delaware	20-4370400	701 Market Street St. Louis, MO 63101 (314) 342-3400
PDC Partnership Holdings, LLC	Delaware	20-0480135	701 Market Street, Suite 709 St. Louis, MO 63101 (314) 342-3400
Peabody America, Inc.	Delaware	93-1116066	701 Market Street, Suite 720 St. Louis, MO 63101-1826 (314) 342-3400
Peabody Archveyor, L.L.C.	Delaware	43-1898535	701 Market Street Suite 751 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Peabody Cardinal Gasification, LLC	Delaware	20-5047955	701 Market Street Suite 931 St. Louis, MO 63101 (314) 342-3400
Peabody Coal Company, LLC	Delaware	13-2606920	701 Market Street Suite 765 St. Louis, MO 63101 (314) 342-3400
Peabody Development Company, LLC	Delaware	43-1265557	701 Market Street Suite 970 St. Louis, MO 63101 (314) 342-3400
Peabody Electricity, LLC	Delaware	20-3405744	701 Market Street St. Louis, MO 63101 (314) 342-3400
Peabody Energy Generation Holding Company	Delaware	73-1625891	St. Louis, MO 63101 701 Market Street Suite 930 (314) 342-3400
Peabody Energy Investments, Inc.	Delaware	68-0541702	701 Market Street Suite 717 St. Louis, MO 63101 (314) 342-3400
Peabody Energy Solutions, Inc.	Delaware	43-1753832	701 Market Street, Suite 845 St. Louis, MO 63101 (314) 342-7600
Peabody Holding Company, LLC	Delaware	74-2666822	701 Market Street, Suite 741 St. Louis, MO 63101 (314) 342-3400
Peabody Investments Corp.	Delaware	20-0480084	701 Market Street Suite 707 St. Louis, MO 63101 (314) 342-3400
Peabody Natural Gas, LLC	Delaware	43-1890836	701 Market Street Suite 740 St. Louis, MO 63101 (314) 342-3400
Peabody Natural Resources Company	Delaware	51-0332232	701 Market Street, Suite 708 St. Louis, MO 63101 (314) 342-3400
Peabody PowerTree Investments, LLC	Delaware	20-0116980	701 Market Street Suite 954 St. Louis, MO 63101 (314) 342-3400
Peabody Recreational Lands, L.L.C.	Delaware	43-1898382	701 Market Street Suite 920 St. Louis, MO 63101 (314) 342-3400
Peabody Southwestern Coal Company	Delaware	43-1898372	St. Louis, MO 63101-1826 701 Market Street Suite 739 (314) 342-3400
Peabody Terminals, LLC	Delaware	31-1035824	701 Market Street, Suite 712 St. Louis, MO 63101 (314) 342-3400
Peabody Venezuela Coal Corp.	Delaware	43-1609813	701 Market Street, Suite 715 St. Louis, MO 63101-1826 (314) 342-3400
Peabody Venture Fund, LLC	Delaware	20-3405779	701 Market Street St. Louis, MO 63101 (314) 342-3400
Peabody-Waterside Development, L.L.C.	Delaware	75-3098342	701 Market Street Suite 921 St. Louis, MO 63101 (314) 342-3400
Peabody Western Coal Company	Delaware	86-0766626	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201
PEC Equipment Company, LLC	Delaware	20-0217950	701 Market Street Suite 726 St. Louis, MO 63101 (314) 342-3400
Pine Ridge Coal Company, LLC	Delaware	55-0737187	202 Laidley Tower Charleston, WV 25324 (304) 344-0300
Point Pleasant Dock Company, LLC	Delaware	20-0117005	701 Market Street Suite 708 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Pond Creek Land Resources, LLC	Delaware	75-3058253	701 Market Street Suite 776 St. Louis, MO 63101 (314) 342-3400
Pond River Land Company	Delaware	73-1625893	701 Market Street Suite 771 St. Louis, MO 63101 (314) 342-3400
Porcupine Production, LLC	Delaware	43-1898379	701 Market Street Suite 752 St. Louis, MO 63101 (314) 342-3400
Porcupine Transportation, LLC	Delaware	43-1898380	701 Market Street Suite 753 St. Louis, MO 63101 (314) 342-3400
Powder River Coal, LLC	Delaware	43-0996010	1013 East Boxelder Gillette, WY 82718 (307) 687-6900
Powder River Resources, LLC	Delaware	20-3405797	701 Market Street St. Louis, MO 63101 (314) 342-3400
Prairie State Generating Company, LLC	Delaware	43-1941772	701 Market Street Suite 781 St. Louis, MO 63101 (314) 342-3400
Randolph Land Holding Company, LLC	Delaware	20-2139951	701 Market Street Suite 782 St. Louis, MO 63101 (314) 342-3400
Rivers Edge Mining, Inc.	Delaware	43-1898371	701 Market Street Suite 910 St. Louis, MO 63101 (314) 342-3400
Riverview Terminal Company	Delaware	13-2899722	14062 Denver West Parkway Suite 110 Golden, CO 80401-3301 (606) 739-5752
School Creek Coal Company, LLC	Delaware	20-2902073	701 Market Street Suite 738 St. Louis, MO 63101 (314) 342-3400
Seneca Coal Company	Delaware	84-1273892	Drawer D Hayden, CO 81639 (970) 276-3707
Sentry Mining, LLC	Delaware	43-1540251	701 Market Street, Suite 701 St. Louis, MO 63101-1826 (314) 342-3400
Shoshone Coal Corporation	Delaware	25-1336898	701 Market Street Suite 734 St. Louis, MO 63101 (314) 342-3400
Snowberry Land Company	Delaware	43-1721980	701 Market Street Suite 971 St. Louis, MO 63101 (314) 342-3400
Star Lake Energy Company, L.L.C.	Delaware	43-1898533	701 Market Street Suite 951 St. Louis, MO 63101 (314) 342-3400
Sterling Smokeless Coal Company, LLC	West Virginia	55-0463558	202 Laidley Tower, P.O. Box 1233 Charleston, WV 25324 (314) 344-0300
Sugar Camp Properties	Indiana	35-2130006	7100 Eagle Crest Blvd. Evansville, IN 47715 (812) 424-9000
Thoroughbred, L.L.C.	Delaware	43-1686687	701 Market Street Suite 815 St. Louis, MO 63101 (314) 342-3400
Thoroughbred Generating Company, LLC	Delaware	43-1898534	701 Market Street Suite 780 St. Louis, MO 63101 (314) 342-3400
Thoroughbred Mining Company, L.L.C.	Delaware	73-1625889	701 Market Street Suite 721 St. Louis, MO 63101 (314) 342-3400
Twentymile Coal Company	Delaware	95-3811846	701 Market Street Suite 731 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices
Union County Coal Company, LLC	Kentucky	74-3096591	435 Davis Mine Road Sturgis, KY 42459 (270) 333-5002
West Roundup Resources, Inc.	Delaware	20-2561489	701 Market Street Suite 736 St. Louis, MO 63101 (314) 342-3400
Yankeetown Dock, LLC	Indiana	35-0923438	P.O. Box 159 Newburgh, IN 47629-0159 (812) 853-3387

PROSPECTUS
Peabody Energy Corporation
Debt Securities
Common Stock
Preferred Stock
Preferred Stock Purchase Rights
Warrants
Units
Subsidiary Guarantors
Guaranteed Debt Securities
Peabody Energy Corporation may offer and sell from time to time, in one or more series, any one of the following securities:
•	unsecured debt securities consisting of notes, debentures or other evidences of indebtedness which may be senior debt securities, senior subordinated debt securities or subordinated debt securities,
•	common stock,
•	preferred stock,
•	warrants, and
•	units,
or any combination of these securities. Peabody Energy Corporation’s debt securities may be guaranteed by substantially all of its domestic subsidiaries.
          The common stock of Peabody Energy Corporation is traded on the New York Stock Exchange under the symbol “BTU.” We will provide more specific information about the terms of an offering of any securities in supplements to this prospectus.
          You should read this prospectus and the applicable prospectus supplement, as well as the risks contained or described in the documents incorporated by reference in this prospectus or any accompanying prospectus supplement, before you invest.
          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The date of this prospectus is July 28, 2006

ABOUT THIS PROSPECTUS
     This prospectus describes the general terms of the securities to be offered hereby. A prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered will be provided to you in connection with each sale of securities offered pursuant to this prospectus. The prospectus supplement or any free writing prospectus prepared by or on behalf of us may also add, update or change information contained in this prospectus. To understand the terms of securities offered pursuant to this prospectus, you should carefully read this document with the applicable prospectus supplement or any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the offered securities. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents By Reference.”
     You should rely only on the information incorporated by reference or provided in this prospectus, any prospectus supplement or any free writing prospectus prepared by or on behalf of us. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not

i

assume that the information in this prospectus, any prospectus supplement or any free writing prospectus is accurate as of any date other than the date on the front of those documents.
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     Some of the information included in this prospectus and the documents we have incorporated by reference include statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. We use words such as “anticipate,” “believe,” “expect,” “may,” “intend,” “plan,” “project,” “will” or other similar words to identify forward-looking statements.
     Without limiting the foregoing, all statements relating to our future outlook, anticipated capital expenditures, future cash flows and borrowings, and sources of funding are forward-looking statements. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.
     Among the factors that could cause actual results to differ materially are:
•	growth of domestic and international coal and power markets;

•	coal’s market share of electricity generation;

•	prices of fuels which compete with or impact coal usage, such as oil or natural gas;

•	future worldwide economic conditions;

•	economic strength and political stability of countries in which we have operations or serve customers;

•	weather;

•	success in integrating new acquisitions;

•	transportation performance and costs, including demurrage;

•	ability to renew sales contracts;

•	successful implementation of business strategies;

•	legislation, regulations and court decisions;

•	new environmental requirements affecting the use of coal including mercury and carbon dioxide related limitations;

•	variation in revenues related to synthetic fuel production;

•	changes in postretirement benefit and pension obligations;

•	negotiation of labor contracts, employee relations and workforce availability;

ii

•	availability and costs of credit, surety bonds and letters of credit;

•	the effects of changes in currency exchange rates;

•	price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses;

•	risks associated with customer contracts, including credit and performance risk;

•	availability and costs of key suppliers or commodities such as diesel fuel, steel, explosives and tires;

•	reductions of purchases by major customers;

•	geology, equipment and other risks inherent to mining;

•	terrorist attacks or threats;

•	performance of contractors, third party coal suppliers or major suppliers of mining equipment or supplies;

•	replacement of coal reserves;

•	risks associated with developing new mines, expanded capacity and our Btu conversion or generation development initiatives;

•	implementation of new accounting standards and Medicare regulations;

•	inflationary trends, including those impacting materials used in our business;

•	the effects of interest rate changes;

•	litigation, including claims not yet asserted;

•	the effects of acquisitions or divestitures;

•	impacts of pandemic illness; and

•	changes to contribution requirements to multi-employer benefit funds.
     When considering these forward-looking statements, you should keep in mind the cautionary statements in this document and the documents incorporated by reference. We will not update these statements unless the securities laws require us to do so.

iii

SUMMARY
     This summary highlights selected information from this prospectus and does not contain all of the information that may be important to you. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of our securities, you should carefully read this document with the applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the securities we are offering. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents by Reference.” When used in this prospectus, the terms “we,” “our,” and “us,” except as otherwise indicated or as the context otherwise indicates, refer to Peabody Energy Corporation and/or its applicable subsidiary or subsidiaries.
The Securities We May Offer
     We may offer and sell from time to time:
•	common stock;

•	debt securities;

•	preferred stock;

•	warrants; and

•	units.
     In addition, we may offer and sell from time to time debt securities that may be guaranteed by substantially all of our domestic subsidiaries.
Common Stock
     We may issue shares of our common stock, par value $0.01 per share. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock. Holders of common stock are entitled to one vote per share and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. Holders of common stock have no cumulative voting rights in the election of directors.
Debt Securities
     We may offer debt securities, which may be either senior, senior subordinated or subordinated, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock. We may issue debt securities either separately, or together with, upon conversion of or in exchange for other securities. The debt securities that we issue will be issued under one of two indentures among us, U.S. Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. We have summarized general features of the debt securities that we may issue under “Description of Debt Securities.” We encourage you to read the indentures, which are included as exhibits to the registration statement of which this prospectus forms a part.

Preferred Stock
     We may issue shares of our preferred stock, par value $0.01 per share, in one or more series. Our board of directors will determine the dividend, voting, conversion and other rights of the series of preferred stock being offered.
Warrants
     We may issue warrants for the purchase of preferred stock or common stock or debt securities of our company. We may issue warrants independently or together with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.
Units
     We may also issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
Peabody Energy Corporation
     We are the largest private-sector coal company in the world. During the year ended December 31, 2005, we sold 239.9 million tons of coal. During this period, we sold coal to over 350 electricity generating and industrial plants in 15 countries. Our coal products fuel approximately 10% of all U.S. electricity generation and 3% of worldwide electricity generation. At December 31, 2005, we had 9.8 billion tons of proven and probable coal reserves.
     We are engaged in the production, distribution and sale of coal to electricity generating and industrial plants throughout the world. We own, through our subsidiaries, majority interests in coal operations located throughout all major U.S. coal producing regions and in Australia. Additionally, we own minority interests in mines through joint venture arrangements. Most of our production in the western United States is low-sulfur coal from the Powder River Basin. In the West, we own and operate mines in Arizona, Colorado, New Mexico and Wyoming. In the East, we own and operate mines in Illinois, Indiana, Kentucky and West Virginia. We also own mines in Queensland, Australia. Most of our Australian production is low-sulfur, metallurgical coal. We generate most of our production from non-union mines.
     In addition to our mining operations, we market, broker and trade coal. In 2005, we opened a business development, sales and marketing office in Beijing, China to pursue potential long-term growth opportunities in this market. Our other energy related commercial activities include the development of mine-mouth coal-fueled generating plants, the management of our vast coal reserve and real estate holdings, coalbed methane production, transportation services, and, more recently, BTU conversion. Our BTU conversion initiatives include participation in technologies that convert coal into natural gas, liquids and hydrogen.
     Our principal executive offices are located at 701 Market Street, St. Louis, Missouri 63101-1826, telephone (314) 342-3400.

RATIO OF EARNINGS TO FIXED CHARGES
     The ratio of earnings to fixed charges presented below should be read together with the financial statements and the notes accompanying them and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report for the quarter ended March 31, 2006 incorporated by reference into this prospectus. For purposes of the computation of the ratio of earnings to fixed charges, earnings consist of income before income taxes and minority interests plus fixed charges. Fixed charges consist of interest expense on all indebtedness plus the interest component of lease rental expense. A ratio of combined fixed charges and preferred stock dividends to earnings will be included as necessary in the applicable prospectus supplement if we issue and sell preferred stock thereunder.

		Nine Months					Quarter
		Ended	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	Year Ended	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
	March 31, 2001	2001	2002	2003	2004	2005	2006
Ratio of Earnings to Fixed Charges(1)	1.59x	0.92x	1.50x	0.98x	2.04x	3.86x	4.85x

(1)	Earnings were insufficient to cover fixed charges by $9.6 million and $3.2 million for the nine months ended December 31, 2001 and the year ended December 31, 2003, respectively. Excluding $38.6 million and $53.5 million of early debt extinguishment costs incurred in the nine months ended December 31, 2001 and the year ended December 31, 2003, respectively, the ratio of earnings to fixed charges was 1.23x and 1.34x during the respective periods.
USE OF PROCEEDS
     Unless otherwise indicated in the prospectus supplement, we will use all or a portion of the net proceeds from the sale of our securities offered by this prospectus and the prospectus supplement for general corporate purposes. General corporate purposes may include repayment of other debt, capital expenditures, possible acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose.
DIVIDEND POLICY
     We currently declare and pay quarterly dividends of $0.06 per share. The declaration and payment of dividends and the amount of dividends will depend on our results of operations, financial condition, cash requirements, future prospects, any limitations imposed by our debt instruments and other factors deemed relevant by our board of directors; however, we presently expect that dividends will continue to be paid.

DESCRIPTION OF DEBT SECURITIES
     The following description of the terms of the debt securities summarizes certain general terms that will apply to the debt securities offered by us. The description is not complete, and we refer you to the indentures, which are included as exhibits to the registration statement of which this prospectus is a part. In addition, the terms described below may be amended, supplemented or otherwise modified pursuant to one or more supplemental indentures. Any such amendments, supplements or modifications will be set forth in the applicable prospectus supplement. Capitalized items have the meanings assigned to them in the indentures. The referenced sections of the indentures and the definitions of capitalized terms are incorporated by reference in the following summary.
     The debt securities that we may issue will be senior, senior subordinated or subordinated debt, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock.
     The senior, senior subordinated or subordinated debt securities that we may issue will be issued under separate indentures among us, U.S. Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. Senior debt securities will be issued under a “Senior Indenture,” senior subordinated debt securities and subordinated debt securities will be issued under a “Subordinated Indenture.” Collectively, we refer to the Senior Indenture and the Subordinated Indenture as the “Indentures.” For purposes of the summary set forth below, “obligor” refers to Peabody Energy Corporation. This summary of the Indentures is qualified by reference to the Indentures. You should refer to the Indentures in addition to reading this summary. The summary is not complete and is subject to the specific terms of the Indentures.
General
     Under the Indentures, we will be able to issue from time to time, in one or more series, an unlimited amount of debt securities. Each time that we issue a new series of debt securities, the supplement to the prospectus relating to that new series will specify the terms of those debt securities, including:
•	designation, amount and denominations;

•	percentage of principal amount at which the debt securities will be issued;

•	maturity date;

•	interest rate and payment dates;

•	terms and conditions of exchanging or converting debt securities for other securities;

•	the currency or currencies in which the debt securities may be issued;

•	redemption terms;

•	whether the debt securities will be guaranteed by our subsidiaries;

•	whether the debt securities and/or any guarantees will be senior, senior subordinated or subordinated; and

•	any other specific terms of the debt securities, including any deleted, modified or additional events of default or remedies or additional covenants provided with respect to the debt securities, and any terms that may be required by or advisable under applicable laws or regulations.
     Unless otherwise specified in any prospectus supplement, the debt securities will be issuable in registered form without coupons and in denominations of $1,000 and any integral multiple thereof. No service charge will be made for any transfer or exchange of any debt securities, but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate may be sold at a discount below their stated principal amount. Special U.S. federal income tax considerations applicable to discounted debt securities or to some debt securities issued at par that are treated as having been issued at a discount for U.S. federal income tax purposes will be described in the applicable prospectus supplement.
     In determining whether the holders of the requisite aggregate principal amount of outstanding debt securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under the Indentures, the principal amount of any series of debt securities originally issued at a discount from their stated principal amount that will be deemed to be outstanding for such purposes will be the amount of the principal thereof that would be due and payable as of the date of the determination upon a declaration of acceleration of the maturity thereof.
     Payments relating to the debt securities generally will be paid by us, at U.S. Bank National Association’s corporate trust office. However, we may elect to pay interest by mailing checks directly to the registered holders of the debt securities. You can transfer your debt securities at U.S. Bank National Association’s corporate trust office.
Ranking
     Unless otherwise described in the prospectus supplement for any series, the debt securities that we issue will be unsecured and will rank on a parity with all of our other unsecured and unsubordinated indebtedness.
     We conduct a material amount of our operations through our subsidiaries. Our right to participate as a shareholder in any distribution of assets of any of our subsidiaries (and thus the ability of holders of the debt securities that we issue to benefit as creditors of Peabody Energy Corporation from such distribution) is junior to creditors of that subsidiary. As a result, claims of holders of the debt securities that we issue will generally have a junior position to claims of creditors of our subsidiaries, except to the extent that we may be recognized as a creditor of those subsidiaries or those subsidiaries guarantee the debt securities.
Reopening of Issue
     We may, from time to time, reopen an issue of debt securities without the consent of the holders of the debt securities and issue additional debt securities with the same terms (including maturity and interest payment terms) as debt securities issued on an earlier date. After such additional debt securities are issued they will be fungible with the previously issued debt securities to the extent specified in the applicable prospectus supplement.

Debt Guarantees
     Our debt securities may be guaranteed by substantially all of our domestic subsidiaries, the “subsidiary guarantors.” If debt securities are guaranteed by subsidiary guarantors, that guarantee will be set forth in the applicable Indenture or a supplemental indenture.
     Payments with respect to subsidiary guarantees of our senior subordinated debt securities and subordinated debt securities will be subordinated in right of payment to the prior payment in full of all senior indebtedness of each such subsidiary guarantor to the same extent and manner that payments with respect to our senior subordinated debt securities and subordinated debt securities are subordinated in right of payment to the prior payment in full of all of our senior indebtedness.
Merger and Consolidation
     Unless otherwise described in the prospectus supplement of any series, we may, under the applicable Indenture, without the consent of the holders of debt securities, consolidate with, merge with or into or transfer all or substantially all of our assets to any other corporation organized under the laws of the United States or any of its political subdivisions provided that:
•	the surviving corporation assumes all of our obligations under the applicable Indenture;

•	at the time of such transaction, no event of default, and no event that, after notice or lapse of time, would become an event of default, shall have happened and be continuing; and

•	certain other conditions are met.
Modification
     Generally, our rights and obligations and the holders’ rights may be modified with the consent of holders of a majority of the outstanding debt securities of each series affected by such modification. However, unless otherwise described in the prospectus supplement of any series, no modification or amendment may occur without the consent of the affected holder of a debt security if that modification or amendment would do any of the following:
•	change the stated maturity date of the principal of, or any installment of interest on, any of the holder’s debt securities;

•	reduce the principal amount of, or the interest (or premium, if any) on, the debt security (including, in the case of a discounted debt security, the amount payable upon acceleration of maturity or provable in bankruptcy);

•	change the currency of payment of the debt security;

•	impair the right to institute suit for the enforcement of any payment on the debt security or adversely affect the right of repayment, if any, at the option of the holder;

•	reduce the percentage of holders of debt securities necessary to modify or amend the applicable Indenture or to waive any past default;

•	release a guarantor from its obligations under its guarantee, other than in accordance with the terms thereof; or

•	modify our obligations to maintain an office or agency in New York City.
     A modification that changes a covenant or provision expressly included solely for the benefit of holders of one or more particular series will not affect the rights of holders of debt securities of any other series.
     Each Indenture provides that the obligor and U.S. Bank National Association, as trustee, may make modifications without the consent of the debt security holders in order to do the following:
•	evidence the assumption by a successor entity of the obligations of the obligor under the applicable Indenture;

•	convey security for the debt securities to U.S. Bank National Association;

•	add covenants, restrictions or conditions for the protection of the debt security holders;

•	provide for the issuance of debt securities in coupon or fully registered form;

•	establish the form or terms of debt securities of any series;

•	cure any ambiguity or correct any defect in an Indenture that does not adversely affect the interests of a holder;

•	evidence the appointment of a successor trustee or more than one trustee;

•	surrender any right or power conferred upon us;

•	comply with the requirements of the SEC in order to maintain the qualification of the applicable Indenture under the Trust Indenture Act of 1939, as amended;

•	add or modify any other provisions with respect to matters or questions arising under an Indenture that we and U.S. Bank National Association may deem necessary or desirable and that will not adversely affect the interests of holders of debt securities;

•	modify the existing covenants and events of default solely in respect of, or add new covenants or events of default that apply solely to, debt securities not yet issued and outstanding; or

•	to provide for guarantees of the debt securities and to specify the ranking of the obligations of the guarantors under their respective guarantees.
Events of Default
     Under the Indentures, an event of default means, unless otherwise described in the prospectus supplement of any series, any one of the following:
•	failure to pay interest on a debt security for 30 days;

•	failure to pay principal and premium, if any, when due;

•	failure to pay or satisfy a sinking fund installment when due;

•	by Peabody Energy Corporation or by a guarantor of the debt securities to perform any other covenant in the applicable Indenture that continues for 60 days after receipt of notice;

•	certain events in bankruptcy, insolvency or reorganization; or

•	a guarantee being held in any judicial proceeding to be unenforceable or invalid.
     An event of default relating to one series of debt securities does not necessarily constitute an event of default with respect to any other series issued under the applicable Indenture. If an event of default exists with respect to a series of debt securities, U.S. Bank National Association or the holders of at least 25% of the then-outstanding debt securities of that series may declare the principal of that series due and payable.
     Any event of default with respect to a particular series of debt securities may be waived by the holders of a majority of the then-outstanding debt securities of that series, except for a failure to pay principal premium or interest on the debt security.
     U.S. Bank National Association may withhold notice to the holder of the debt securities of any default (except in payment of principal, premium, interest or sinking fund payment) if U.S. Bank National Association thinks that withholding such notice is in the interest of the holders.
     Subject to the specific duties that arise under the applicable Indenture if an event of default exists, U.S. Bank National Association is not obligated to exercise any of its rights or powers under the applicable Indenture at the request of the holders of the debt securities unless they provide reasonable indemnity satisfactory to it. Generally, the holders of a majority of the then-outstanding debt securities can direct the proceeding for a remedy available to U.S. Bank National Association or for exercising any power conferred on U.S. Bank National Association as the trustee.
Trustee’s Relationship
     U.S. Bank National Association or its affiliates may from time to time in the future provide banking and other services to us in the ordinary course of its business. The Indentures provide that we will indemnify U.S. Bank National Association against any and all loss, liability, claim, damage or expense incurred that arises from the trust created by the applicable Indenture unless the loss, liability, claim, damage or expense results from U.S. Bank National Association’s negligence or willful misconduct.
Global Securities
     We may issue some of the debt securities as global securities that will be deposited with a depository identified in a prospectus supplement. Global securities may be issued in registered form and may be either temporary or permanent. A prospectus supplement will contain additional information about depository arrangements.
     Registered global securities will be registered in the depository’s name or in the name of its nominee. When we issue a global security, the depository will credit that amount of debt securities to the investors that have accounts with the depository or its nominee. The underwriters or the debt security holder’s agent will designate the accounts to be credited, unless the debt securities are offered and sold directly by us, in which case, we will designate the appropriate account to be credited.

     Investors who have accounts with a depository, and people who have an interest in those institutions, are the beneficial owners of global securities held by that particular depository.
     We will not maintain records regarding ownership or the transfer of global securities held by a depository or to nominee. If you are the beneficial owner of global securities held by a depository, you must get information directly from the depository.
     As long as a depository is the registered owner of a global security, that depository will be considered the sole owner of the debt securities represented by that global security. Except as set forth below, beneficial owners of global securities held by a depository will not be entitled to:
•	register the represented debt securities in their names;

•	receive physical delivery of the debt securities; or

•	be considered the owners or holders of the global security under the applicable Indenture.
     Payments on debt securities registered in the name of a depository or its nominee will be made to the depositary or its nominee.
     When a depository receives a payment, it must immediately credit the accounts in amounts proportionate to the account holders’ interests in the global security. The beneficial owners of a global security should, and are expected to, establish standing instructions and customary practices with their investors that have an account with the depository, so that payments can be made with regard to securities beneficially held for them, much like securities held for the accounts of customers in bearer form or registered in “street name.”
     A global security can only be transferred in whole by the depository to a nominee of such depository or to another nominee of a depository. If a depository is unwilling or unable to continue as a depository and we do not appoint a successor depository within ninety days, we will issue certificated debt securities in exchange for all of the global securities held by that depository. In addition, we may eliminate all global securities at any time and issue certificated debt securities in exchange for them. Further, we may allow a depository to surrender a global security in exchange for certificated debt securities on any terms that are acceptable to us and the depository. Finally, an interest in the global security is exchangeable for a certificated debt security if an event of default has occurred as described above under “Events of Default.”
     If any of these events occur, we will execute, and U.S. Bank National Association will authenticate and deliver to the beneficial owners of the global security in question, a new registered security in an amount equal to and in exchange for that person’s beneficial interest in the exchange global security. The depository will receive a new global security in an amount equal to the difference, if any, between the amount of the surrendered global security and the amount of debt securities delivered to the beneficial owners. Debt securities issued in exchange for global securities will be registered in the same names and in the same denominations as indicated by the depository’s records and in accordance with the instructions from its direct and indirect participants.
     The laws of certain jurisdictions require some people who purchase securities to actually take physical possession of those securities. The limitations imposed by these laws may impair your ability to transfer your beneficial interests in a global security.

Conversion Rights
     The terms and conditions, if any, upon which the debt securities are convertible into shares of our common stock will be set forth in the prospectus supplement relating thereto. These terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the option of the Holder or us, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of those debt securities.

DESCRIPTION OF CAPITAL STOCK
     Our authorized capital stock consists of (1) 800 million shares of common stock, par value $0.01 per share, of which 264.5 million shares were outstanding on March 31, 2006, (2) 10 million shares of preferred stock, par value $0.01 per share (1.5 million of which are reserved for Series A Junior Participating Preferred Stock), of which no shares are issued or outstanding, (3) 40 million shares of series common stock, par value $0.01 per share, of which no shares are issued or outstanding and (4) 1.5 million shares of Series A Junior Participating Preferred Stock of which no shares are issued or outstanding. As of March 31, 2006, there were 744 holders of record of our common stock. The following description of our capital stock and related matters is qualified in its entirety by reference to our certificate of incorporation and by-laws.
     The following summary describes elements of our certificate of incorporation and by-laws.
Common Stock
     Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. The holders of common stock do not have cumulative voting rights in the election of directors. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock, as described below. Upon liquidation, dissolution or winding up, any business combination or a sale or disposition of all or substantially all of the assets, the holders of common stock are entitled to receive ratably the assets available for distribution to the stockholders after payment of liabilities and accrued but unpaid dividends and liquidation preferences on any outstanding preferred stock or series common stock. The common stock has no preemptive or conversion rights and is not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to the common stock.
Series A Junior Participating Preferred Stock
     Holders of shares of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”) are entitled to receive quarterly dividend payments equal to the greater of $1.00 per share or 400 times the per share dividend declared on our common stock. Holders of Series A Preferred Stock are entitled to 400 votes per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of common stock. Upon liquidation, dissolution or winding up, holders of our Series A Preferred Stock are entitled to a liquidation preference of $100 per share plus all accrued and unpaid dividends and distributions on the Series A Preferred Stock or 400 times the amount to be distributed per share on our common stock, whichever is greater. Liquidation distributions will be made ratably with all shares ranking on parity with the Series A Preferred Stock. In the event of any merger, consolidation, combination or other transaction in which shares of our common stock are exchanged for other securities, cash or property, each share of the Series A Preferred Stock will be exchanged for 400 times the amount received per share on our common stock. Each of these rights of our Series A Preferred Stock is protected by customary anti-dilution provisions. The Series A Preferred Stock is not redeemable and it will rank junior to any other series of our preferred stock with respect to the payment of dividends and the distribution of assets.
Preferred Stock and Series Common Stock
     Our certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock or series common stock. With respect to any series of preferred stock or series common stock, our board of directors is authorized to determine the terms and rights of that series, including:

•	the designation of the series;

•	the number of shares of the series, which our board may, except where otherwise provided in the preferred stock or series common stock designation, increase or decrease, but not below the number of shares then outstanding;

•	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•	the dates at which dividends, if any, will be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of our company;

•	whether the shares of the series will be convertible into shares of any other class or series, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of the series.
     Unless required by law or by any stock exchange, the authorized shares of preferred stock and series common stock, as well as shares of common stock, are available for issuance without further action by our stockholders.
     Although we have no intention at the present time of doing so, we could issue a series of preferred stock or series common stock that could, depending on the terms of the series, impede the completion of a merger, tender offer or other takeover attempt. We will make any determination to issue preferred stock or series common stock based on our judgment as to the best interests of the company and our stockholders. We, in so acting, could issue preferred stock or series common stock having terms that could discourage an acquisition attempt or other transaction that some, or a majority, of stockholders might believe to be in their best interests or in which they might receive a premium for their common stock over the market price of the common stock.
Authorized but Unissued Capital Stock
     Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply so long as the common stock remains listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power or then-outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

     One of the effects of the existence of unissued and unreserved common stock, preferred stock or series common stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.
Anti-Takeover Effects of Provisions of Delaware Law and Our Charter and By-laws
Delaware Law
     Our company is a Delaware corporation subject to Section 203 of the Delaware General Corporation Law. Section 203 provides that, subject to certain exceptions specified in the law, a Delaware corporation shall not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless:
•	prior to such time, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•	at or subsequent to that time, the business combination is approved by our board of directors and by the affirmative vote of holders of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.
     Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested shareholder” is a person who together with that person’s affiliates and associates owns, or within the previous three years did own, 15% or more of our voting stock.
     Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period. The provisions of Section 203 may encourage companies interested in acquiring our company to negotiate in advance with our board of directors because the stockholder approval requirement would be avoided if our board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in our board of directors and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.
Certificate of Incorporation; By-laws
     Our certificate of incorporation and by-laws contain provisions that could make more difficult the acquisition of the company by means of a tender offer, a proxy contest or otherwise.
     Classified Board. Our certificate of incorporation provides that our board of directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible. As a result, approximately one-third of the board of directors will be elected each year. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of our board. Our certificate of incorporation provides that, subject to any rights of holders of preferred stock or series common stock to elect additional directors under specified circumstances, the number of directors will be fixed in the manner provided in our by-laws. Our certificate of incorporation and by-laws provide that the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the board, but must consist of not less than three directors. In addition, our certificate of incorporation provides that, subject to any rights of holders of preferred stock or series common stock and unless the board otherwise determines, any vacancies will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum.
     Removal of Directors. Under Delaware General Corporation Law, unless otherwise provided in our certificate of incorporation, directors serving on a classified board may only be removed by the stockholders for cause. In addition, our certificate of incorporation and by-laws provide that directors may be removed only for cause and only upon the affirmative vote of holders of at least 75% of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.
     Stockholder Action. Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and may not be taken by written consent in lieu of a meeting. Our certificate of incorporation and by-laws provide that special meetings of stockholders can be called only by our chief executive officer or pursuant to a resolution adopted by our board of directors. Stockholders are not permitted to call a special meeting or to require that the board of directors call a special meeting of stockholders.
     Advance Notice Procedures. Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or bring other business before an annual or special meeting of our stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of our board of directors, the chairman of the board, or by a stockholder who has given timely written notice to the secretary of our company prior to the meeting at which directors are to be elected, will be eligible for election as directors. This procedure also requires that, in order to raise matters at an annual or special meeting, those matters be raised before the meeting pursuant to the notice of meeting we deliver or by, or at the direction of, our chairman or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of our company of his intention to raise those matters at the annual meeting. If our chairman or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person will not be eligible for election as a director, or that business will not be conducted at the meeting.
     Amendment. Our certificate of incorporation provides that the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote, voting together as a single class, is required to amend provisions of our certificate of incorporation relating to the prohibition of stockholder action without a meeting, the number, election and term of our directors and the removal of directors. Our certificate of incorporation further provides that our by-laws may be amended by our board or by the affirmative vote of the holders of at least 75% of the outstanding shares entitled to vote, voting together as a single class.
Rights Agreement
     On July 23, 2002, our board of directors adopted a preferred share purchase rights plan. In connection with the rights plan, our board of directors declared a dividend of one preferred share purchase right for each outstanding share of our common stock. The rights dividend was paid on August 12, 2002 to the stockholders of record on that date.

     Purchase Price. Each right entitles the registered holder to purchase from us one quarter of one one-hundredth of a share of our Series A Junior Participating Preferred Stock, or preferred shares, par value $0.01 per share, at a price of $27.50 per one quarter of one one-hundredth of a preferred share, subject to adjustment.
     Flip-In. In the event that any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right, other than rights beneficially owned by the acquiring person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of our common stock having a market value of two times the exercise price of the right.
     Flip-Over. If we are acquired in a merger or other business combination transaction, or 50% or more of our consolidated assets or earning power are sold after a person or group acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right (other than rights beneficially owned by the acquiring person, which will be void) will thereafter have the right to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the right.
     Distribution Date. The distribution date is the earlier of:
     (1) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of our outstanding common stock; or
     (2) 10 business days (or such later date as may be determined by action of our board of directors prior to such time as any person or group of affiliated persons acquires beneficial ownership of 15% or more of our outstanding common stock) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of our outstanding common stock.
     Transfer and Detachment. Until the distribution date, the rights will be evidenced either by book entry in our direct registration system or, with respect to any of our common stock certificates outstanding as of August 12, 2002, by such common stock certificate with a copy of the Summary of Rights attached thereto. Until the distribution date (or earlier redemption or expiration of the rights), the rights will be transferred with and only with the common stock, and transfer of those shares will also constitute transfer of the rights.
     As soon as practicable following the distribution date, separate certificates evidencing the rights will be mailed to holders of record of our common stock as of the close of business on the distribution date and the separate certificates evidencing the rights alone will thereafter evidence the rights.
     Exercisability. The rights are not exercisable until the distribution date. The rights will expire at the earliest of (1) August 11, 2012, unless that date is extended, (2) the time at which we redeem the rights, as described below, or (3) the time at which we exchange the rights, as described below.
     Adjustments. The purchase price payable, and the number of preferred shares or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to the preferred shares. The number of outstanding rights and the number of one quarter of one one-hundredths of a preferred share issuable upon exercise of each right are also subject to adjustment if, prior to the distribution date, there is a stock split of our common stock or a stock dividend on our common stock payable in common stock or subdivisions, consolidations or combinations of our common stock.

With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional preferred shares will be issued (other than fractions which are integral multiples of one quarter of one one-hundredth of a preferred share, which may, at our election, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred shares on the last trading day prior to the date of exercise.
     Preferred Shares. Preferred shares purchasable upon exercise of the rights will not be redeemable. Each preferred share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 400 times the dividend declared per share of common stock. In the event of liquidation, the holders of the preferred shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 400 times the payment made per share of common stock. Each preferred share will have 400 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each preferred share will be entitled to receive 400 times the amount received per share of common stock. These rights are protected by customary anti-dilution provisions.
     The value of the one quarter of one one-hundredth interest in a preferred share purchasable upon exercise of each right should, because of the nature of the preferred shares’ dividend, liquidation and voting rights, approximate the value of one share of our common stock.
     Exchange. At any time after any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, and prior to the acquisition by such person or group of beneficial ownership of 50% or more of our outstanding common stock, our board of directors may exchange the rights (other than rights owned by the acquiring person, which will have become void), in whole or in part, at an exchange ratio of one share of our common stock, or one quarter of one one-hundredth of a preferred share (subject to adjustment).
     Redemption. At any time prior to any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, our board of directors may redeem the rights in whole, but not in part, at a price of $0.001 per right. The redemption of the rights may be made effective at such time on such basis with such conditions as our board of directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.
     Amendments. The terms of the rights may be amended by our board of directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than the greater of (1) the sum of .001% and the largest percentage of our outstanding common stock then known to us to be beneficially owned by any person or group of affiliated or associated persons and (2) 10%, except that from and after such time as any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, no such amendment may adversely affect the interests of the holders of the rights.
     Rights and Holders. Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.
     Anti-takeover Effects. The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors, except pursuant to any offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by our board of directors since the rights may be redeemed by us at the redemption price prior to the time that a person or group has acquired beneficial ownership of 15% or more of our common stock.
Registrar and Transfer Agent
     The registrar and transfer agent for the common stock is American Stock Transfer & Trust Company.
Listing
     The common stock is listed on the New York Stock Exchange under the symbol “BTU.”

DESCRIPTION OF WARRANTS
     The following description of the warrant agreements summarizes certain general terms that will apply to the warrants that we may offer. The description is not complete, and we refer you to the warrant agreements, which will be filed with the SEC promptly after the offering of any warrants and will be available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.
     We may issue warrants to purchase debt securities, common stock, preferred stock or other securities. We may issue warrants independently or as part of a unit with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.
     The prospectus supplement relating to any warrants we are offering will include specific terms relating to the offering, including a description of any other securities sold together with the warrants. These terms will include some or all of the following:
•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the price or prices at which the warrants will be issued;

•	the currency or currencies, including composite currencies, in which the prices of the warrants may be payable;

•	the designation, number and terms of the debt securities, common stock, preferred stock or other securities or rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies or indices, purchasable upon exercise of the warrants and procedures by which those numbers may be adjusted; the exercise price of the warrants and the currency or currencies, including composite currencies, in which such price is payable;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued as a unit;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the transferability, exchange, exercise or redemption of the warrants.
     Warrants issued for securities other than our debt securities, common stock or preferred stock will not be exercisable until at least one year from the date of sale of the warrant.

DESCRIPTION OF UNITS
     The following descriptions of the units and any applicable underlying security or pledge or depository arrangements summarizes certain general terms that will apply to the applicable agreements. These descriptions do not restate those agreements in their entirety. We urge you to read the applicable agreements because they, and not the summaries, define your rights as holders of the units. We will make copies of the relevant agreements available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.
     As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:
•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

PLAN OF DISTRIBUTION
     We may sell the securities offered by this prospectus:
•	to or through underwriting syndicates represented by managing underwriters;

•	through one or more underwriters without a syndicate for them to offer and sell to the public;

•	through dealers or agents; or

•	to one or more purchasers directly.
     The applicable prospectus supplement will describe that offering, including:
•	the name or names of any underwriters, dealers or agents involved in the sale of the offered securities;

•	the purchase price and the proceeds to us from that sale;

•	any underwriting discounts, commissions agents’ fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the offered securities may be listed.
     If underwriters are used in the sale, the offered securities will be acquired by the underwriters for their own account. The underwriters may resell the offered securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The offered securities may be offered through an underwriting syndicate represented by many underwriters. The obligations of the underwriters to purchase the offered securities will be subject to certain conditions. The underwriters will be obligated to purchase all of the offered securities if any are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     The offered securities may be sold directly by us or through agents. Any agent will be named, and any commissions payable to that agent will be set forth in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, any agent will be acting on a best efforts basis.
     We may authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase securities offered by this prospectus pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. These contracts will be subject only to those conditions set forth in the prospectus supplement. The prospectus supplement will set forth the commission payable for soliciting such contracts.
     We may agree to indemnify underwriters, dealers or agents against certain civil liabilities, including liabilities under the Securities Act, and may also agree to contribute to payments which the underwriters, dealers or agents may be required to make.

LEGAL MATTERS
     The validity of each of the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York.
EXPERTS
     The consolidated financial statements of Peabody Energy Corporation incorporated by reference in Peabody Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (including schedules appearing therein), and Peabody Energy Corporation’s management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005 included and incorporated by reference therein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included and incorporated by reference therein, and incorporated herein by reference. Such consolidated financial statements and management’s assessment are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
     We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or SEC. You may access and read our SEC filings, through the SEC’s Internet site at www.sec.gov. This site contains reports and other information that we file electronically with the SEC. You may also read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public on our website at http://www.peabodyenergy.com. Information contained on our website is not part of this prospectus or any prospectus supplement. In addition, reports, proxy statements and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
     We have filed with the SEC a registration statement under the Securities Act with respect to the securities offered by this prospectus. This prospectus, which constitutes part of the registration statement, does not contain all of the information presented in the registration statement and its exhibits and schedules. Our descriptions in this prospectus of the provisions of documents filed as exhibits to the registration statement or otherwise filed with the SEC are only summaries of the terms of those documents that we consider material. If you want a complete description of the content of the documents, you should obtain the documents yourself by following the procedures described above.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     We have elected to “incorporate by reference” certain information into this prospectus, which means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus.
     We incorporate by reference our:
•	Annual report on Form 10-K for the year ended December 31, 2005, as filed on March 6, 2006 (as amended by the Form 10-K/A filed on March 7, 2006);

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed on May 9, 2006;

•	Current Reports on Form 8-K filed with the SEC on May 10, 2006 and July 7, 2006; and

•	Form 8-A filed with the SEC on May 1, 2001, including any amendments or supplements thereto.
     We are also incorporating by reference all other reports that we file in the future with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the date of the completion of this offering; provided, however, that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any current report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement that is modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.
     You may request copies of the filings, at no cost, by telephone at (314) 342-3400 or by mail at: Peabody Energy Corporation, 701 Market Street, Suite 700, St. Louis, Missouri 63101, attention: Investor Relations.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.
     The following table reflects an itemization of all fees and expenses, other than underwriting discounts and commissions, incurred or expected to be incurred by Peabody Energy Corporation in connection with the issuance and distribution of the securities being registered hereby. All but the Securities and Exchange Commission registration fee are estimates and remain subject to future contingencies.

Securities and Exchange Commission registration fee		$(1)
Legal fees and expenses		250,000
Accounting fees and expenses		100,000
Trustees’ fees and expenses		9,000
Printing and engraving fees		130,000
Blue Sky fees and expenses		15,000
Miscellaneous expenses		55,000
Total	$

(1)	Deferred in reliance upon Rules 456(b) and 457(r), except for $353,100, which has already been paid with respect to $3,000,000,000 aggregate initial offering price of securities of the Registrants previously registered and remaining unissued under the Registration Statement on Form S-3 (No. 333-124749) of the Registrants filed on May 9, 2005. Pursuant to Rule 457(p), such unutilized filing fee paid with respect to Registration Statement No. 333-124749 will be used to offset the registration fee payable with respect to the first $3,000,000,000 aggregate initial offering price of Securities offered with respect to this Registration Statement.
Item 15. Indemnification of Directors and Officers.
     Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.
     Article Sixth of the registrant’s third amended and restated certificate of incorporation (as amended) and Article IV of the registrant’s amended and restated by-laws requires indemnification to the fullest extent permitted by Delaware law. The registrant has also obtained officers’ and directors’ liability insurance which insures against liabilities that officers and directors of the registrant, in such capacities, may incur. The registrant’s third amended and restated certificate of incorporation (as amended) requires the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding.

     Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director’s duty of loyalty to the company or its stockholders. Article Sixth of the registrant’s third amended and restated certificate of incorporation (as amended) includes such a provision.
     In connection with the registrant’s existing indemnification procedures and policies and the rights provided for by its third amended and restated certificate of incorporation (as amended) and amended and restated by-laws, the registrant has executed indemnification agreements with its directors and certain senior executive officers.
     Pursuant to those agreements, to the fullest extent permitted by the laws of the State of Delaware, the registrant has agreed to indemnify those persons against any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnified person is or was or has agreed to serve at the request of the registrant as a director, officer, employee or agent of the registrant, or while serving as a director or officer of the registrant, is or was serving or has agreed to serve at the request of the registrant as a director, officer, employee or agent (which, for purposes of the indemnification agreements, includes a trustee, partner, manager or a position of similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The indemnification provided by these agreements is from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnified person or on his or her behalf in connection with the action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnified person’s conduct was unlawful.
Item 16.
     (a) Exhibits

Exhibit
No.	Description of Exhibit

1.1**	Form of Underwriting Agreement (Debt)

1.2**	Form of Underwriting Agreement (Equity)

1.3**	Form of Underwriting Agreement (Preferred Stock)

1.4**	Form of Underwriting Agreement (Units)

1.5**	Form of Underwriting Agreement (Warrants)

Exhibit
No.	Description of Exhibit

4.1	Rights Agreement, dated as of July 24, 2002, between the Company and EquiServe Trust Company, N.A., as Rights Agent (which includes the form of Certificate of Designations of Series A Junior Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)

4.2	Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 24, 2002 (incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)

4.3	Certificate of Adjustment delivered by the Registrant to Equiserve Trust Company, NA., as Rights Agent, on March 29, 2005 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on March 29, 2005)

4.4	Certificate of Adjustment delivered by the Registrant to American Stock Transfer & Trust Company, as Rights Agent, on February 22, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on February 22, 2006)

4.5	Specimen of stock certificate representing the Registrant’s common stock, $.01 par value (incorporated by reference to Exhibit 4.13 of the Registrant’s Form S-1/A Registration Statement No. 333-55412, filed on May 1, 2002)

4.6	6 7/8% Senior Notes Due 2013 Indenture dated as of March 21, 2003 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.27 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)

4.7	6 7/8% Senior Notes Due 2013 First Supplemental Indenture dated as of May 7, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of the Registrant’s Form S-4 Registration Statement No. 333-106208, filed on June 17, 2003)

4.8	6 7/8% Senior Notes Due 2013 Second Supplemental Indenture dated as of September 30, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.198 of the Registrant’s Form S-3 Registration Statement No. 333-109906, filed on October 22, 2003)

4.9	6 7/8% Senior Notes Due 2013 Third Supplemental Indenture, dated as of February 24, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.211 of the Registrant’s Form S-3/A Registration Statement No. 333-109906, filed on March 4, 2004)

4.10	6 7/8% Senior Notes Due 2013 Fourth Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.57 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)

Exhibit
No.	Description of Exhibit

4.11	6 7/8% Senior Notes Due 2013 Fifth Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)

4.12	6 7/8% Senior Notes Due 2013 Sixth Supplemental Indenture dated as of January 20, 2005, among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)

4.13	6 7/8% Senior Notes Due 2013 Seventh Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (as defined therein) (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)

4.14	6 7/8% Senior Notes Due 2013 Eighth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)

4.15	5 7/8% Senior Notes Due 2016 Indenture dated as of March 19, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2004, filed on May 10, 2004)

4.16	5 7/8% Senior Notes Due 2016 First Supplemental Indenture dated as of March 23, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated March 23, 2004)

4.17	5 7/8% Senior Notes Due 2016 Second Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.58 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)

4.18	5 7/8% Senior Notes Due 2016 Third Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)

4.19	5 7/8% Senior Notes Due 2016 Fourth Supplemental Indenture, dated as of January 20, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)

Exhibit
No.	Description of Exhibit

4.20	5 7/8% Senior Notes Due 2016 Fifth Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)

4.21	5 7/8% Senior Notes Due 2016 Sixth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)

4.22	Senior Indenture (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004)

4.23*	Form of Subordinated Indenture

4.24*	Form of Senior Security

4.25*	Form of Subordinated Security (included in Exhibit 4.23)

4.26**	Form of Warrant Agreement

4.27**	Form of preferred stock share certificate

5*	Opinion of Simpson Thacher & Bartlett LLP

12*	Computation in support of ratio of earnings to fixed charges

23.1*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

24*	Power of Attorney (included on signature pages)

25	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the senior debt securities (incorporated by reference to Exhibit 25.1 of the Registrant’s Current Report on Form 8-K dated March 19, 2004)

26*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the subordinated debt securities

*	Filed herewith

**	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein
Item 17. Undertakings.
     The undersigned registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
Provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:
(i)	Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(6)	That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(8)	To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of July 27, 2006.

PEABODY ENERGY CORPORATION

BY:	/s/ GREGORY H. BOYCE Gregory H. Boyce
President, Chief Executive Officer and Director
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ RICHARD A. NAVARRE Richard A. Navarre	Chief Financial Officer and Executive Vice President of Corporate Development (Principal Financial and Accounting Officer)

/s/ IRL F. ENGELHARDT	Chairman and Director
Irl F. Engelhardt

/s/ B. R. BROWN	Director
B. R. Brown

/s/ WILLIAM A. COLEY	Director
William A. Coley

/s/ HENRY GIVENS, JR.	Director
Henry Givens, Jr.

/s/ WILLIAM E. JAMES	Director
William E. James

Signature	Title

/s/ ROBERT B. KARN III	Director
Robert B. Karn III

/s/ HENRY E. LENTZ	Director
Henry E. Lentz

/s/ WILLIAM C. RUSNACK	Director
William C. Rusnack

/s/ JAMES R. SCHLESINGER	Director
James R. Schlesinger

/s/ BLANCHE M. TOUHILL	Director
Blanche M. Touhill

/s/ JOHN F. TURNER	Director
John F. Turner

/s/ SANDRA VAN TREASE	Director
Sandra Van Trease

/s/ ALAN H. WASHKOWITZ	Director
Alan H. Washkowitz

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of July 27, 2006.

AFFINITY MINING COMPANY
By:	/s/ JIRI NEMEC
Jiri Nemec
President

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

AMERICAN LAND DEVELOPMENT, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

AMERICAN LAND HOLDINGS OF INDIANA, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

APPALACHIA MINE SERVICES, LLC

By:	EASTERN COAL COMPANY, LLC
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

ARCLAR COMPANY, LLC

By:	BLACK BEAUTY COAL COMPANY,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK CAVINDER Mark Cavinder	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

ARID OPERATIONS INC.

By:	/s/ ROGER B. WALCOTT, JR.

Roger B. Walcott, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BEAVER DAM COAL COMPANY

By:	/s/ JAMES C. SEVEM

James C. Sevem
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JAMES C. SEVEM James C. Sevem	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ L. BRENT STOTTLEMYRE L. Brent Stottlemyre	Director

/s/ FREDRICK D. PALMER Fredrick D. Palmer	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BIG RIDGE, INC.

By:	/s/ BRYAN A. GALLI

Bryan A. Galli
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ FREDRICK D. PALMER Fredrick D. Palmer	Director

/s/ L. BRENT STOTTLEMYRE L. Brent Stottlemyre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BIG SKY COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

/s/ MARK R. YINGLING Mark R. Yingling	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK BEAUTY COAL COMPANY

By:	BLACK BEAUTY RESOURCES, LLC,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

By:	THOROUGHBRED, L.L.C.,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President — CEO

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK BEAUTY EQUIPMENT COMPANY

By:	BLACK BEAUTY RESOURCES, LLC,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

By:	THOROUGHBRED, L.L.C.,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN GALLI Bryan Galli	President – CEO

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK BEAUTY HOLDING COMPANY, LLC

By:	MIDWEST COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK BEAUTY RESOURCES, LLC

By:	BLACK BEAUTY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK HILLS MINING COMPANY, LLC

By:	MIDWEST COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. EBETINO, JR. Charles A. Ebetino, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK STALLION COAL COMPANY, LLC

BY:	BLACK WALNUT COAL COMPANY,
its Sole Member

By:	WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on this 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK R. YINGLING Mark R. Yingling	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLACK WALNUT COAL COMPANY

By:	/s/ MARK R. YINGLING

Mark R. Yingling
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK R. YINGLING Mark R. Yingling	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BLUEGRASS MINE SERVICES, LLC

BY:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BTU EMPIRE CORPORATION

By:	/s/ DELBERT LOBB

Delbert Lobb
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ DELBERT LOBB Delbert Lobb	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

BTU WESTERN RESOURCES, INC.

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ ROGER B. WALCOTT, JR. Walter L. Hawkins, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CABALLO COAL COMPANY

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC

By:	PEABODY DEVELOPMENT COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CENTRAL STATES COAL RESERVES OF INDIANA, LLC

By:	PEABODY DEVELOPMENT COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC

By:	PEABODY DEVELOPMENT COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CHARLES COAL COMPANY, LLC

BY:	EASTERN ASSOCIATED COAL, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CLEATON COAL COMPANY

By:	/s/ BRYAN A. GALLI

Bryan A. Galli
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COAL PROPERTIES, LLC

BY:	PEABODY COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1

BY:	COTTONWOOD LAND COMPANY,
its Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

BY:	CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC,
its Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2

By:	MARTINKA COAL COMPANY, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

By:	PEABODY COAL COMPANY, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COALSALES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD M. WHITING Richard M. Whiting	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COALSALES II, LLC

By:	COALSALES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD M. WHITING	President
Richard M. Whiting

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COALTRADE INTERNATIONAL, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COALTRADE, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER Stephen L. Miller	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COLONY BAY COAL COMPANY

BY:	CHARLES COAL COMPANY, LLC,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

BY:	EASTERN ASSOCIATED COAL, LLC,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COLORADO COAL RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF	President
Charles A. Burggraf

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COLORADO YAMPA COAL COMPANY

By:	/s/ CHARLES A. BURGGRAF

Charles A. Burggraf
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF	President and Director
Charles A. Burggraf

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ GREGORY H. BOYCE	Director
Gregory H. Boyce

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COOK MOUNTAIN COAL COMPANY, LLC

By:	EASTERN COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President and Director
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COTTONWOOD LAND COMPANY

By:	/s/ ROGER B. WALCOTT, JR.

Roger B. Walcott, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President and Director

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

COULTERVILLE COAL COMPANY, LLC

BY:	MIDWEST COAL ACQUISITION CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CYPRUS CREEK LAND COMPANY

By:	/s/ ROGER B. WALCOTT, JR.

Roger B. Walcott, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President and Director
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

/s/ JAMES C. SEVEM	Director
James C. Sevem

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

CYPRUS CREEK LAND RESOURCES, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

DIXON MINING COMPANY, LLC

By:	DODGE HILL HOLDING JV, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN	President
Kenneth E. Allen

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

DODGE HILL HOLDING JV, LLC

By:	INDIAN HILL COMPANY,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

DODGE HILL MINING COMPANY, LLC

By:	DODGE HILL OF KENTUCKY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

DODGE HILL OF KENTUCKY, LLC

By:	DODGE HILL HOLDING JV, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

DYSON CREEK COAL COMPANY, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN	President
Kenneth E. Allen

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

EACC CAMPS, INC.

By:	/s/ JIRI NEMEC
Jiri Nemec
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President and Director
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ GREGORY H. BOYCE	Director
Gregory H. Boyce

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

EASTERN ASSOCIATED COAL, LLC

BY:	COAL PROPERTIES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

EASTERN COAL COMPANY, LLC

By:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

EASTERN ROYALTY CORP.

By:	/s/ JAMES C. SEVEM
James C. Sevem
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JAMES C. SEVEM	President
James C. Sevem

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ GREGORY H. BOYCE	Director
Gregory H. Boyce

/s/ GARY W. HALSTEAD	Director
Gary W. Halstead

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

/s/ RICHARD D. ROBISON	Director
Richard D. Robison

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

FALCON COAL COMPANY

By:	BLACK BEAUTY RESOURCES, LLC,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

By:	THOROUGHBRED, L.L.C.,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

FORT ENERGY, LLC

By:	PEABODY VENTURE FUND, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE	President
Richard A. Navarre

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

GALLO FINANCE COMPANY

By:	/s/ ROBERT C. HAMMOND
Robert C. Hammond
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROBERT C. HAMMOND	President and Director
Robert C. Hammond

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ ROGER B. WALCOTT, JR.	Director
Roger B. Walcott, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

GOLD FIELDS CHILE, LLC

BY:	GOLD FIELDS MINING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

GOLD FIELDS MINING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

GOLD FIELDS ORTIZ, LLC

By:	GOLD FIELDS MINING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

GRAND EAGLE MINING, INC.

By:	/s/ BRYAN A. GALLI
Bryan A. Galli
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI	President and Director
Bryan A. Galli

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

HAYDEN GULCH TERMINAL, INC.

By:	/s/ ROBERT C. HAMMOND
Robert C. Hammond
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROBERT C. HAMMOND	President and Director
Robert C. Hammond

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

HILLSIDE MINING COMPANY

By:	/s/ JIRI NEMEC
Jiri Nemec
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President and Director
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ GREGORY H. BOYCE	Director
Gregory H. Boyce

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

HIGHWALL MINING SERVICES COMPANY

By:	/s/ JIRI NEMEC
Jiri Nemec
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President and Director
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director
Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

HIGHLAND MINING COMPANY, LLC

BY:	INTERIOR HOLDINGS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

HMC MINING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ GARY W. HALSTEAD	President
Gary W. Halstead

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

INDEPENDENCE MATERIAL HANDLING, LLC

BY:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President
Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

INDIAN HILL COMPANY
By:	/s/ CHARLES A. EBETINO, JR.
Charles A. Ebetino, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. EBETINO, JR.	President and Director
Charles A. Ebetino, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer
Walter L. Hawkins, Jr.

/s/ BRYAN A. GALLI	Director
Bryan A. Galli

/s/ L. BRENT STOTTLEMYRE	Director
L. Brent Stottlemyre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

INTERIOR HOLDINGS, LLC

BY:	EASTERN COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

JAMES RIVER COAL TERMINAL, LLC

BY:	PEABODY TERMINALS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD M. WHITING Richard M. Whiting	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

JARRELL’S BRANCH COAL COMPANY
By:	/s/ JIRI NEMEC
Jiri Nemec
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ FREDRICK D. PALMER Fredrick D. Palmer	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

JUNIPER COAL COMPANY
By:	/s/ ROGER B. WALCOTT, JR.
Roger B. Walcott, Jr.
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ RICHARD D. ROBISON Richard D. Robison	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

KANAWHA RIVER VENTURES I, LLC

BY:	SNOWBERRY LAND COMPANY,
its Managing Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

KAYENTA MOBILE HOME PARK, INC.
By:	/s/ ROBERT C. HAMMOND
Robert C. Hammond
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROBERT C. HAMMOND Robert C. Hammond	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD M. WHITING Richard M. Whiting	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

LOGAN FORK COAL COMPANY
By:	/s/ JIRI NEMEC
Jiri Nemec
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ FREDRICK D. PALMER Fredrick D. Palmer	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MARTINKA COAL COMPANY, LLC

BY:	COAL PROPERTIES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MIDCO SUPPLY AND EQUIPMENT CORPORATION
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MIDWEST COAL ACQUISITION CORP.
By:	/s/ ROGER B. WALCOTT, JR.
Roger B. Walcott, Jr.
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MIDWEST COAL RESERVES OF ILLINOIS, LLC

BY: AMERICAN LAND HOLDINGS OF ILLINOIS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MIDWEST COAL RESERVES OF INDIANA, LLC

By: AMERICAN LAND HOLDINGS OF INDIANA, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MIDWEST COAL RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MOUNTAIN VIEW COAL COMPANY, LLC

BY:	COAL PROPERTIES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

MUSTANG ENERGY COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

NEW MEXICO COAL RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

NORTH PAGE COAL CORP.
By:	/s/ JIRI NEMEC
Jiri Nemec
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

OHIO COUNTY COAL COMPANY
By:	/s/ BRYAN A. GALLI
Bryan A. Galli
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PATRIOT COAL COMPANY, L.P.

BY:	PATRIOT MIDWEST HOLDINGS, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

BY:	MIDWEST COAL RESOURCES, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PATRIOT MIDWEST HOLDINGS, LLC

By:	MIDWEST COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PDC PARTNERSHIP HOLDINGS, LLC BY: MIDWEST COAL RESOURCES, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ RICHARD A. NAVARRE Richard A. Navarre	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY AMERICA, INC.
By:	/s/ ROGER B. WALCOTT, JR.
Roger B. Walcott, Jr.
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President and Director
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY ARCHVEYOR, L.L.C. By: PEABODY INVESTMENTS CORP., its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY CARDINAL GASIFICATION, LLC By: PEABODY ELECTRICITY, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ RICK A. BOWEN Rick A. Bowen	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY COAL COMPANY, LLC By: INTERIOR HOLDINGS, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ JIRI NEMEC Jiri Nemec	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY DEVELOPMENT COMPANY, LLC By: PEABODY HOLDING COMPANY, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY ELECTRICITY, LLC By: PEABODY INVESTMENTS CORP., its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY ENERGY GENERATION HOLDING COMPANY
By:	/s/ RICK A. BOWEN
Rick A. Bowen
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ RICK A. BOWEN Rick A. Bowen	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director
/s/ JACOB WILLIAMS Jacob Williams	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY ENERGY INVESTMENTS, INC.
By:	/s/ DIANNA K. TICKNER
Dianna K. Tickner
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ DIANNA K. TICKNER Dianna K. Tickner	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director
/s/ JAMES C. SEVEM James C. Sevem	Director
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY ENERGY SOLUTIONS, INC.
By:	/s/ RICHARD M. WHITING
Richard M. Whiting
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ RICHARD M. WHITING Richard M. Whiting	President and Director
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY HOLDING COMPANY, LLC By: PEABODY INVESTMENTS CORP., its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ GREGORY H. BOYCE Gregory H. Boyce	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY INVESTMENTS CORP.
By:	/s/ GREGORY H. BOYCE
Gregory H. Boyce
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ GREGORY H. BOYCE Gregory H. Boyce	President and Director
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY NATURAL GAS, LLC By: PEABODY INVESTMENTS CORP., its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY NATURAL RESOURCES COMPANY
By:	/s/ ROGER B. WALCOTT, JR.
Roger B. Walcott, Jr.
President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President and Director
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ ROBERT C. HAMMOND Robert C. Hammond	Director
/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY POWERTREE INVESTMENTS, LLC By: PEABODY VENTURE FUND, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ FREDRICK D. PALMER Fredrick D. Palmer	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY RECREATIONAL LANDS, L.L.C. By: AMERICAN LAND DEVELOPMENT, LLC, its Sole Member
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ KENNETH E. ALLEN Kenneth E. Allen	President
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY SOUTHWESTERN COAL COMPANY
By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title
/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer
/s/ G. BRAD BROWN G. Brad Brown	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY TERMINALS, LLC

BY: EASTERN COAL COMPANY, LLC,
its	Sole Member

By: /s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD M. WHITING	President

Richard M. Whiting

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY VENEZUELA COAL CORP.

By:	/s/ ROGER B. WALCOTT, JR.

Roger B. Walcott, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President and Director

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director

Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY VENTURE FUND, LLC

By: PEABODY INVESTMENTS CORP.,
its Sole Member

By: /s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICK A. BOWEN	President

Rick A. Bowen

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY WESTERN COAL COMPANY

By:	/s/ ROBERT C. HAMMOND

Robert C. Hammond
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROBERT C. HAMMOND	President and Director

Robert C. Hammond

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

/s/ RICHARD M. WHITING	Director

Richard M. Whiting

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEABODY-WATERSIDE DEVELOPMENT,
L.L.C.

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ TERRY L. BETHEL	President

Terry L. Bethel

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PEC EQUIPMENT COMPANY, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE	President

Richard A. Navarre

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PINE RIDGE COAL COMPANY, LLC

By:	COAL PROPERTIES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President
Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

POINT PLEASANT DOCK COMPANY, LLC

By: MIDWEST COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

POND CREEK LAND RESOURCES, LLC

By:	PEABODY COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President

Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

POND RIVER LAND COMPANY

By:	/s/ ROGER B. WALCOTT, JR.

Roger B. Walcott, Jr.
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President and Director

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

/s/ RICHARD A. NAVARRE	Director

Richard A. Navarre

/s/ JAMES C. SEVEM	Director

James C. Sevem

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PORCUPINE PRODUCTION, LLC

By: PEABODY INVESTMENTS, CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PORCUPINE TRANSPORTATION, LLC

By: PEABODY INVESTMENTS, CORP.
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

POWDER RIVER COAL, LLC

By:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON	President

Kemal Williamson

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

POWDER RIVER RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON	President

Kemal Williamson

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

PRAIRIE STATE GENERATING COMPANY, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ COLIN M. KELLY	President

Colin M. Kelly

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

RANDOLPH LAND HOLDING COMPANY, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR.	President

Roger B. Walcott, Jr.

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

RIVERS EDGE MINING, INC.

By:	/s/ JIRI NEMEC

Jiri Nemec
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC	President and Director

Jiri Nemec

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

/s/ GREGORY H. BOYCE	Director

Gregory H. Boyce

/s/ RICHARD A. NAVARRE	Director

Richard A. Navarre

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

RIVERVIEW TERMINAL COMPANY

By:	/s/ STEPHEN L. MILLER

Stephen L. Miller
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER	President

Stephen L. Miller

/s/ WALTER L. HAWKINS, JR.	Vice President and Treasurer

Walter L. Hawkins, Jr.

/s/ COLLON KENNEDY	Director

Collon Kennedy

/s/ RICHARD A. NAVARRE	Director

Richard A. Navarre

/s/ ROGER B. WALCOTT, JR.	Director

Roger B. Walcott, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SCHOOL CREEK COAL COMPANY, LLC

By:	POWDER RIVER RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON. Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SENECA COAL COMPANY

By:	/s/ GREGORY J. KITCHEN

Gregory J. Kitchen
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY J. KITCHEN Gregory J. Kitchen	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ RICHARD M. WHITING Richard M. Whiting	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SENTRY MINING, LLC

By:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN Kenneth E. Allen	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SHOSHONE COAL CORPORATION

By:	/s/ DELBERT LOBB

Delbert Lobb
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ DELBERT LOBB Delbert Lobb	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SNOWBERRY LAND COMPANY

By:	/s/ JIRI NEMEC

Jiri Nemec
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ RICHARD M. WHITING Richard M. Whiting	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

STAR LAKE ENERGY COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

STERLING SMOKELESS COAL COMPANY, LLC

By:	EASTERN ASSOCIATED COAL, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

SUGAR CAMP PROPERTIES

BY:	BLACK BEAUTY EQUIPMENT COMPANY,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

BY:	BLACK BEAUTY COAL COMPANY,
a General Partner

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK CAVINDER Mark Cavinder	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

THOROUGHBRED GENERATING COMPANY, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ DIANNA K. TICKNER Dianna K. Tickner	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

THOROUGHBRED MINING COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ DIANNA K. TICKNER Dianna K. Tickner	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

THOROUGHBRED, L.L.C.

BY:	MIDWEST COAL RESOURCES, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer

BY:	PDC PARTNERSHIP HOLDINGS, LLC,
a Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD M. WHITING Richard M. Whiting	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

TWENTYMILE COAL COMPANY

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

UNION COUNTY COAL COMPANY, LLC

By:	DODGE HILL MINING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN Kenneth E. Allen	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

WEST ROUNDUP RESOURCES, INC.

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

/s/ GREGORY H. BOYCE Gregory H. Boyce	Director

/s/ ROGER B. WALCOTT, JR. Roger B. Walcott, Jr.	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on July 27, 2006.

YANKEETOWN DOCK, LLC

By:	PEABODY COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.

Walter L. Hawkins, Jr.
Vice President and Treasurer
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Jeffery L. Klinger and Joseph W. Bean, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 27th day of July, 2006 by the following persons in the capacities indicated:

Signature	Title

/s/ JIRI NEMEC Jiri Nemec	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Vice President and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

1.1**	Form of Underwriting Agreement (Debt)

1.2**	Form of Underwriting Agreement (Equity)

1.3**	Form of Underwriting Agreement (Preferred Stock)

1.4**	Form of Underwriting Agreement (Units)

1.5**	Form of Underwriting Agreement (Warrants)

4.1	Rights Agreement, dated as of July 24, 2002, between the Company and EquiServe Trust Company, N.A., as Rights Agent (which includes the form of Certificate of Designations of Series A Junior Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)

4.2	Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 24, 2002 (incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)

4.3	Certificate of Adjustment delivered by the Registrant to Equiserve Trust Company, NA., as Rights Agent, on March 29, 2005 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on March 29, 2005)

4.4	Certificate of Adjustment delivered by the Registrant to American Stock Transfer & Trust Company, as Rights Agent, on February 22, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on February 22, 2006)

4.5	Specimen of stock certificate representing the Registrant’s common stock, $.01 par value (incorporated by reference to Exhibit 4.13 of the Registrant’s Form S-1/A Registration Statement No. 333-55412, filed on May 1, 2002)

4.6	6 7/8% Senior Notes Due 2013 Indenture dated as of March 21, 2003 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.27 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)

4.7	6 7/8% Senior Notes Due 2013 First Supplemental Indenture dated as of May 7, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of the Registrant’s Form S-4 Registration Statement No. 333-106208, filed on June 17, 2003)

4.8	6 7/8% Senior Notes Due 2013 Second Supplemental Indenture dated as of September 30, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.198 of the Registrant’s Form S-3 Registration Statement No. 333-109906, filed on October 22, 2003)

Exhibit
No.	Description of Exhibit
4.9	6 7/8% Senior Notes Due 2013 Third Supplemental Indenture, dated as of February 24, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.211 of the Registrant’s Form S-3/A Registration Statement No. 333-109906, filed on March 4, 2004)

4.10	6 7/8% Senior Notes Due 2013 Fourth Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.57 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)

4.11	6 7/8% Senior Notes Due 2013 Fifth Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)

4.12	6 7/8% Senior Notes Due 2013 Sixth Supplemental Indenture dated as of January 20, 2005, among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)

4.13	6 7/8% Senior Notes Due 2013 Seventh Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (as defined therein) (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)

4.14	6 7/8% Senior Notes Due 2013 Eighth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)

4.15	5 7/8% Senior Notes Due 2016 Indenture dated as of March 19, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2004, filed on May 10, 2004)

4.16	5 7/8% Senior Notes Due 2016 First Supplemental Indenture dated as of March 23, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated March 23, 2004)

4.17	5 7/8% Senior Notes Due 2016 Second Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.58 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)

Exhibit
No.	Description of Exhibit
4.18	5 7/8% Senior Notes Due 2016 Third Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)

4.19	5 7/8% Senior Notes Due 2016 Fourth Supplemental Indenture, dated as of January 20, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)

4.20	5 7/8% Senior Notes Due 2016 Fifth Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)

4.21	5 7/8% Senior Notes Due 2016 Sixth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)

4.22	Senior Indenture (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004)

4.23*	Form of Subordinated Indenture

4.24*	Form of Senior Security

4.25*	Form of Subordinated Security (included in Exhibit 4.23)

4.26**	Form of Warrant Agreement

4.27**	Form of preferred stock share certificate

5*	Opinion of Simpson Thacher & Bartlett LLP

12*	Computation in support of ratio of earnings to fixed charges

23.1*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

24*	Power of Attorney (included on signature pages)

25	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the senior debt securities (incorporated by reference to Exhibit 25.1 of the Registrant’s Current Report on Form 8-K dated March 19, 2004)

26*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the subordinated debt securities

*	Filed herewith

**	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein